Exhibit 10.3
Delek Marketing & Supply, LP
Third Amendment to Amended and Restated Credit Agreement
This Third Amendment to Amended and Restated Credit Agreement (herein, this “Amendment”) is entered into as of May 6, 2009, and is effective as of March 31, 2009, by and among Delek Marketing & Supply, LP, a Delaware limited partnership (the “Borrower”), the Lenders party hereto and Fifth Third Bank, an Ohio banking corporation, as Administrative Agent and L/C Issuer.
Preliminary Statements
A.    The Borrower, the Lenders party thereto and Fifth Third Bank, as Administrative Agent and L/C Issuer, entered into a certain Amended and Restated Credit Agreement, dated as of December 19, 2007, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of October 17, 2008 and by that Second Amendment to Amended and Restated Credit Agreement and Consent, dated as of March 31, 2009 (as the same may be further amended, modified or supplemented from time to time, the “Credit Agreement”). All capitalized terms used herein without definition shall have the same meanings herein as such terms have in the Credit Agreement.
B.    The Borrower, the Required Lenders and Fifth Third Bank, as Administrative Agent and L/C Issuer, have agreed to amend the Credit Agreement, all under the terms and conditions set forth in this Amendment.
Now, Therefore, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

Section 1.	Amendments to Credit Agreement.
Upon satisfaction of the conditions precedent set forth in Section 2 hereof, the Credit Agreement shall be and hereby is amended as follows:
Section 1.1.    The definition of “Net Worth” in Section 1.1 of the Credit Agreement is amended and restated in its entirety to read as follows:
“Net Worth” means, at any time the same is to be determined, the difference between total assets and total liabilities of the Borrower and its Subsidiaries determined on a consolidated basis, total assets and total liabilities each to be determined in accordance with GAAP; provided that, notwithstanding the foregoing, when the determination occurs on or after the Second Amendment Effective Date, the total assets of the Borrower and its Subsidiaries on such date shall be increased by the amount of $28,632,636.72 (which amount reflects the difference between the value on the sellers' books and records of the assets acquired by Delek Crude Logistics, LLC pursuant to the Asset Purchase Agreement and the purchase price paid for such assets pursuant to such agreement).

Section 1.2.    Section 6.15 of the Credit Agreement is amended by replacing the word “or” prior to clause (vii) therein with a comma and adding the following language immediately after subsection (vii) therein:
or (viii) the making on or about the Second Amendment Effective Date of any distribution recognized as being made by the Borrower or any of its Subsidiaries to other Affiliates in connection with the Pipeline Acquisition, and solely in connection with such acquisition, in the amount of up to $28,632,636.72 (which amount reflects the difference between the value on the sellers' books and records of the assets acquired by Delek Crude Logistics, LLC pursuant to the Asset Purchase Agreement and the purchase price paid for such assets pursuant to such agreement)

Section 2.	Conditions Precedent.
The effectiveness of this Amendment is subject to the satisfaction of all of the following conditions precedent:
(a)    The Borrower, the Lenders, and Fifth Third Bank, as Administrative Agent and L/C Issuer, shall have executed and delivered this Amendment.
(b)    The Guarantors shall have executed and delivered the Reaffirmation and Consent of Guarantors attached to this Amendment.
(c)    Legal matters incident to the execution and delivery of this Amendment shall be satisfactory to the Administrative Agent and its counsel.
Section 3.    Representations and Warranties.
The Borrower represents and warrants to the Lenders and Fifth Third Bank, as Administrative Agent and L/C Issuer, that (i) each of the representations and warranties set forth in Section 5 of the Credit Agreement, as amended hereby, is true and correct in all material respects on and as of the date of this Amendment after giving effect to this Amendment as if made on and as of the date hereof (except to the extent such representation relates and warrants relate to an earlier date, in which case they are true and correct in all material respects as of such date) and as if each reference therein to the Credit Agreement referred to the Credit Agreement as amended hereby; (ii) as of the date hereof, no Default and no Event of Default exists; and (iii) without limiting the effect of the foregoing, the Borrower's execution, delivery and performance of this Amendment has been duly authorized, and this Amendment has been executed and delivered by duly authorized officers of the Borrower.
Section 4.    Collateral.
The Borrower has heretofore executed and delivered to the Administrative Agent the Collateral Documents and the Borrower hereby agrees that notwithstanding the execution and delivery of this Amendment, the Collateral Documents shall remain in full force and effect and shall secure the Obligations, Hedging Liability and Funds Transfer and Deposit Account Liability; and the rights and remedies of the Lenders under the Collateral Documents, obligations of the Borrower thereunder, and any liens or security interests created or provided for thereunder shall be and remain in full force and effect and shall not be affected, impaired or discharged hereby. Nothing herein contained shall in any manner affect or impair the priority of the liens and security interests created and provided for by the Collateral Documents as to the indebtedness that would be secured thereby prior to giving effect to this Amendment.
Section 5.    Miscellaneous.
(a)    Except as specifically amended herein, the Credit Agreement shall continue in full force and effect in accordance with its original terms. Reference to this specific Amendment need not be made in the Credit Agreement or any other Loan Document, or in any certificate, letter or communication issued or made pursuant to or with respect to any Loan Document, any reference in any of such items to the Credit Agreement being sufficient to refer to the Credit Agreement as amended hereby.
(b)    The Borrower agrees to pay on demand all costs and expenses of or incurred by the Administrative Agent in connection with the negotiation, preparation, execution and delivery of this Amendment, including the reasonable fees and expenses of counsel for the Administrative Agent.
(c)    This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterpart signature pages, each of which when so executed shall be an original but all of which shall constitute one and the same instrument. This Amendment shall be governed by the internal laws of the State of New York.
[Signature Pages to Follow]

In Witness Whereof, the parties hereto have caused their duly authorized officers to execute and deliver this Third Amendment to Amended and Restated Credit Agreement as of the date first set forth above.
“Borrower”
Delek Marketing & Supply, LP
By: Delek Marketing GP, LLC, its general
partner
By /s/ Edward Morgan
Name
Title CFO
By /s/ Gregory A. Intemann
Name Gregory A. Intemann
Title Treasurer
“Lenders”
Fifth Third Bank, an Ohio banking corporation, as a Lender, as L/C Issuer, and as Administrative Agent
By /s/ Kirk Johnson
Name Kirk Johnson
Title Vice President

First Tennessee Bank National Association, as a Lender
By /s/ James H. Moore, Jr.
Name James H. Moore, Jr.
Title SVP
First Guaranty Bank, as a Lender
By: /s/ Michael R. Sharp
Name: Michael R. Sharp
Title: President and Chief Executive Officer

Reaffirmation and Consent of Guarantors
Each of the undersigned heretofore executed and delivered to the Administrative Agent, for the benefit of Lenders, an Amended and Restated Guaranty Agreement dated as of December 19, 2007 (the “Guaranty”). Each of the undersigned hereby consents to the Third Amendment to Amended and Restated Credit Agreement as set forth above as of the date of such amendment and confirms that the Guaranty and all its obligations thereunder remain in full force and effect. Each of the undersigned further agrees that its consent to any further amendments, waivers or consents in connection with the Credit Agreement shall not be required as a result of this consent having been obtained. Each of the undersigned acknowledges that the Lenders and Fifth Third Bank are relying on the assurances provided herein in entering into the Third Amendment to Amended and Restated Credit Agreement set forth above.
Dated: May 6, 2009

“Guarantors”
Delek Marketing & Supply, Inc.
By /s/ Edward Morgan
Name _______________________________
Title CFO
By /s/ Gregory A. Intemann
Name Gregory A. Intemann
Title Treasurer
Delek Marketing GP, LLC
By /s/ Edward Morgan
Name _______________________________
Title CFO
By /s/ Gregory A. Intemann
Name Gregory A. Intemann
Title Treasurer